UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

Central Index Key Number of the issuing entity: 0001858289

Benchmark 2021-B26 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0000835271

JPMorgan Chase Bank, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-226943-10	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Wall Street, New York, New York	10005
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On May 27, 2021, Deutsche Mortgage & Asset Receiving Corporation (the “Registrant”) caused the issuance of the Benchmark 2021-B26 Mortgage Trust (“Issuing Entity”) Commercial Mortgage Pass-Through Certificates, Series 2021-B26 (the “Certificates”), pursuant to the Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2021 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, KeyBank National Association, as master servicer and general special servicer, Situs Holdings, LLC, as special servicer with respect to the Equus Industrial Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of (x) the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-5, Class X-A, Class A-M, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-B, Class X-D, Class X-F, Class X-G, Class X-H, Class D, Class E, Class F, Class G, Class H, Class J, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”), and (y) the VRR Interest.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about May 27, 2021, under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of thirty-nine (39) commercial mortgage loans (the “Mortgage Loans”), secured by first mortgages, deeds of trust, deeds to secure debt or similar security instruments on the fee simple and/or leasehold estates in 127 commercial and/or multifamily properties. Certain of the Mortgage Loans were acquired by the Registrant from German American Capital Corporation (“GACC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated May 13, 2021, between the Registrant and GACC; certain of the Mortgage Loans were acquired by the Registrant from Citi Real Estate Funding Inc. (“CREFI”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated May 13, 2021, between the Registrant and CREFI; certain of the Mortgage Loans were acquired by the Registrant from Goldman Sachs Mortgage Company (“GSMC”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated May 13, 2021, between the Registrant and GSMC; and certain of the Mortgage Loans were acquired by the Registrant from JPMorgan Chase Bank, National Association (“JPMCB”) pursuant to the Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated May 13, 2021, between the Registrant and JPMCB.

The assets of the Issuing Entity include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan/Whole Loan	Non-Serviced PSA (if any)	Intercreditor Agreement
Burlingame Point	Exhibit 99.5	Exhibit 99.9
Equus Industrial Portfolio	N/A	Exhibit 99.10
Amazon Seattle	Exhibit 99.6	Exhibit 99.11
iPark 84 Innovation Center	N/A	Exhibit 99.12
JW Marriott Nashville	Exhibit 99.7	Exhibit 99.13
141 Livingston	Exhibit 99.8	Exhibit 99.14

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 KeyBank National Association has appointed Midland Loan Services, a Division of PNC Bank, National Association as a primary servicer with respect to seven (7) mortgage loans, representing approximately 13.9% of the initial pool balance, pursuant to that certain primary servicing agreement, dated as of May 1, 2021 and attached hereto as Exhibit 99.15, between KeyBank National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, the terms of which agreement is described under “Transaction Parties—The Primary Servicer—The Midland Primary Servicing Agreement” in the Prospectus.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 13, 2021, between the Registrant, the Underwriters and GACC, (ii) the sale of the Privately Offered Certificates by the Registrant to Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Mischler Financial Group, Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to the Certificate Purchase Agreement, dated as of May 13, 2021, between the Registrant, the Initial Purchasers and GACC and (iii) the sale of the VRR Interest by the Registrant to Deutsche Bank AG, New York Branch (the “VRR Interest Purchaser”), as a “majority-owned affiliate” (as defined in the Risk Retention Rules) of GACC, pursuant to the Mortgage Loan Purchase Agreement, dated as of May 13, 2021, attached hereto as Exhibit 99.1. Only the Publicly Offered Certificates were offered to the public. The Privately Offered Certificates and the VRR Interest were sold and transferred, as applicable, in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 14, 2021 and filed with the Securities and Exchange Commission on May 27, 2021. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

The Registrant sold all of the Publicly Offered Certificates, having an aggregate certificate balance of $819,723,000, on May 27, 2021. The net proceeds of the offering to the Registrant of the issuance of the Publicly Offered Certificates, after deducting expenses payable by the Registrant of $6,905,314, were approximately $883,148,683. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, approximately $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers and approximately $6,855,314 were other expenses. All of the foregoing expense amounts are the Registrant’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Publicly Offered Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The Registrant also sold to (i) the Initial Purchasers on such date the Privately Offered Certificates, having an aggregate initial certificate balance of $114,434,961 and (ii) the VRR Interest Purchaser on such date the VRR Interest, having an initial certificate balance of $49,166,209, in each case, in private placement transactions exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. Further information regarding such sales (including, as to the price per class of Publicly Offered Certificates) is available in the Underwriting Agreement attached as Exhibit 1.1 hereto and in the Prospectus referred to above. The related registration statement (file no. 333-226943) was originally declared effective on October 23, 2018.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached hereto as Exhibits 5.1, 8.1 and 23.1.

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Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits:

1.1	Underwriting Agreement, dated as of May 13, 2021, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Academy Securities, Inc. and Mischler Financial Group, Inc.
4.1	Pooling and Servicing Agreement, dated as of May 1, 2021, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and general special servicer, Situs Holdings, LLC, as special servicer with respect to the Equus Industrial Portfolio Mortgage Loan, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
5.1	Legality Opinion of Sidley Austin LLP, dated May 27, 2021.
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated May 27, 2021 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 14, 2021.
99.1	Mortgage Loan Purchase Agreement, dated May 13, 2021, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated May 13, 2021, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.3	Mortgage Loan Purchase Agreement, dated May 13, 2021, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company
99.4	Mortgage Loan Purchase Agreement, dated May 13, 2021, between Deutsche Mortgage & Asset Receiving Corporation and JPMorgan Chase Bank, National Association.
99.5	Trust and Servicing Agreement, dated April 21, 2021, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, custodian and trustee, and Pentalpha Surveillance LLC, as operating advisor.
99.6	Pooling and Servicing Agreement, dated April 1, 2021, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as general special servicer, Situs Holdings, LLC, as special servicer with respect to the Amazon Seattle Whole Loan, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
99.7	Pooling and Servicing Agreement, dated February 1, 2021, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer (other than with respect to the 360 Spear Loan Combination and the Pittock Block Loan Combination), KeyBank National Association, as special servicer with respect to the 360 Spear Loan Combination, Situs Holdings, LLC, as special servicer with respect to the Pittock Block Loan

Combination, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

99.8	Pooling And Servicing Agreement, dated March 1, 2021, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.9	Co-Lender Agreement, dated April 21, 2021 by and among Goldman Sachs Bank USA, as the initial holder of Note A-1, Note A-1-C-1 – Note A-1-C-5 and Note B-1, DBR Investments Co. Limited, as the initial holder of Note A-2, Note A-2-C-1 – Note A-2-C-5 and Note B-2, and JPMorgan Chase Bank, National Association, as initial holder of Note A-3, Note A-3-C-1 – Note A-3-C-5 and Note B-3, relating to the Burlingame Point Whole Loan.
99.10	Amended And Restated Agreement Between Noteholders, dated May 12, 2021 by and between Goldman Sachs Bank USA, as initial holder of Note A-1-A and A-1-B, Morgan Stanley Bank, N.A., as initial holder of Note A-2, Prima Mortgage Investment Trust, LLC, as initial holder of Note B-1-A and B-2-A, New York State Teachers’ Retirement System, as initial holder of Note B-1-B and B-2-B, Wilton Reassurance Company, as initial holder of Note B-1-C and B-2-C, Highmark, Inc., as initial holder of Note B-1-D and B-2-D, and Wilcac Life Insurance Company, as initial holder of Note B-1-E and B-2-E, relating to the Equus Industrial Portfolio Whole Loan.
99.11	Intercreditor Agreement, dated April 29, 2021, by and between DBR Investments Co. Limited, as initial holder of Note A-1, DBR Investments Co. Limited, as initial holder of Note A-2, DBR Investments Co. Limited, as initial holder of Note A-3, DBR Investments Co. Limited, as initial holder of Note A-4, DBR Investments Co. Limited, as initial holder of Note A-5, and DBR Investments Co. Limited, as initial holder of Note B, relating to the Amazon Seattle Whole Loan.
99.12	Co-Lender Agreement, dated as of May 3, 2021, by and between Citi Real Estate Funding Inc., as initial holder of Note A-1 and Citi Real Estate Funding Inc., as initial holder of Note A-2, relating to the iPark 84 Innovation Center Whole Loan.
99.13	Agreement Between Noteholders, dated November 30, 2020 by and among Goldman Sachs Bank USA, as initial holder of Note A-1, Goldman Sachs Bank USA, as initial holder of Note A-2, Goldman Sachs Bank USA, as initial holder of Note A-3, Goldman Sachs Bank USA as initial holder of Note A-4, Goldman Sachs Bank USA, as initial holder of Note A-5, Goldman Sachs Bank USA, as initial holder of Note A-6, Goldman Sachs Bank USA, as initial holder of Note A-7, Goldman Sachs Bank USA, as initial holder of Note A-8 and Goldman Sachs Bank USA, as initial holder of Note A-9, relating to the JW Marriott Nashville Whole Loan.
99.14	Amended and Restated Co-Lender Agreement, dated April 9, 2021, by and between Wells Fargo Bank, National Association, as Trustee for the benefit of the Registered Holders of Benchmark 2021-B24 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2021-B24, and the RR Interest Owners, as initial holder of A-1, Citi Real Estate Funding Inc., as initial holder of A-2-1, and Citi Real Estate Funding Inc., as initial holder of A-2-2, relating to the 141 Livingston Whole Loan.
99.15	Primary Servicing Agreement, dated as of May 1, 2021, between KeyBank National Association, as master servicer, and Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

	By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

	By:	/s/ Andrew Mullin
Name: Andrew Mullin
Title: Managing Director

Dated: May 27, 2021

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